UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 5, 2015
Vanguard Natural Resources, LLC
(Exact name of registrant specified in its charter)

Delaware	001-33756	61-1521161
(State or Other Jurisdiction	(Commission	(IRS Employer
Of Incorporation)	File Number)	Identification No.)

5847 San Felipe, Suite 3000
Houston, TX 77057
(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (832) 327-2255

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders

Vanguard Natural Resources, LLC (“Vanguard”) held its 2015 Annual Meeting of Unitholders (the “Annual Meeting”) on October 5, 2015. At the Annual Meeting, Vanguard’s unitholders were requested to (i) consider and vote on a proposal to approve the issuance of Vanguard Common Units to be issued as Merger Consideration to the holders of Eagle Rock Common Units in connection with the Merger, (ii) elect five director nominees to the board of directors of Vanguard to serve until Vanguard’s 2016 Annual Meeting of Unitholders, and (iii) ratify the appointment of BDO USA, LLP as independent auditor of Vanguard for the fiscal year ending December 31, 2015. Each of these items is more fully described in the joint proxy statement/prospectus of Vanguard and Eagle Rock filed with the SEC on September 3, 2015.
The final results of the matters voted upon at the Annual Meeting are as follows:
Proposal No. 1 — Election of Directors: The election of each of the five nominees for the board of directors of Vanguard was approved as follows:

Nominee	For	Withheld	Broker Non-Votes
W. Richard Anderson	22,711,207	808,742	52,764,605
Bruce W. McCullough	22,715,050	804,899	52,764,605
Richard A. Robert	21,934,009	1,585,940	52,764,605
Loren Singletary	22,706,304	813,645	52,764,605
Scott W. Smith	22,701,647	818,392	52,764,515

Proposal No. 2 — Ratification of the Appointment of BDO USA, LLP: The appointment of BDO was approved as follows:

For	Against	Abstain	Broker Non-Votes
74,683,147	1,004,231	597,176	-

Proposal No. 3— Approval of the Issuance of Vanguard Common Units: The issuance of Vanguard Common Units to be issued as Merger Consideration to the holders of Eagle Rock Common Units in connection with the Merger was approved as follows:

For	Against	Abstain	Broker Non-Votes
21,871,885	977,398	670,349	52,764,922

Item 7.01    Regulation FD Disclosures

On October 5, 2015, Vanguard and Eagle Rock issued a joint press release announcing Eagle Rock unitholder approval of the Merger and Vanguard unitholder approval of the issuance of Vanguard Common Units as Merger Consideration to Eagle Rock unitholders. A copy of the press release is attached as Exhibit 99.1 hereto.
The information furnished pursuant to Item 7.01 in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall it be incorporated by reference into any filing under the Securities Act of 1933, as amended.
Item 9.01    Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

Exhibit 99.1	Joint Press release dated October 5, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VANGUARD NATURAL RESOURCES, LLC

Dated: October 5, 2015	By:	/s/ Richard A. Robert
	Name:	Richard A. Robert
	Title:	Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	Joint Press release dated October 5, 2015